______________________________________________________________________





                             GIDDINGS & LEWIS, INC.
                                   the Company


                                       AND

                              FIRSTAR TRUST COMPANY
                                   the Trustee


                                      _____

                                    INDENTURE

                           Dated as of August 7, 1995


                                      _____





   ____________________________________________________________________

                              CROSS REFERENCE TABLE

                                                    Indenture
                 TIA Section                         Section

                 Section 310(a)(1) . . . . . .         609
                       (a)(2)  . . . . . . . .         609
                       (a)(3)  . . . . . . . .        N.A.
                       (a)(4)  . . . . . . . .        N.A.
                       (a)(5)  . . . . . . . .         609
                       (b) . . . . . . . . . .         608
                       (c) . . . . . . . . . .        N.A.
                 Section 311(a)  . . . . . . .         613
                       (b) . . . . . . . . . .         613
                       (c) . . . . . . . . . .        N.A.
                 Section 312(a)  . . . . . . .       701;702
                       (b) . . . . . . . . . .         702
                       (c) . . . . . . . . . .         702
                 Section 313(a)  . . . . . . .         703
                       (b) . . . . . . . . . .         703
                       (c) . . . . . . . . . .         703
                       (d) . . . . . . . . . .         703
                 Section 314(a)  . . . . . . .         704
                       (b) . . . . . . . . . .        N.A.
                       (c) . . . . . . . . . .         102
                       (d) . . . . . . . . . .        N.A.
                       (e) . . . . . . . . . .         102
                       (f) . . . . . . . . . .        N.A.
                 Section 315(a)  . . . . . . .         601
                       (b) . . . . . . . . . .         602
                       (c) . . . . . . . . . .         601
                       (d) . . . . . . . . . .         601
                       (e) . . . . . . . . . .         514
                 Section 316(a) (last sentence)        101
                       (a)(1)(A) . . . . . . .         512
                       (a)(1)(B) . . . . . . .         513
                       (a)(2)  . . . . . . . .        N.A.
                       (b) . . . . . . . . . .         508
                       (c) . . . . . . . . . .         104
                 Section 317(a)(1) . . . . . .         503
                       (a)(2)  . . . . . . . .         504
                       (b) . . . . . . . . . .        1003
                 Section 318(a)  . . . . . . .         107

        This table shall not be deemed a part of the Indenture.

        N.A. means not applicable.

                                TABLE OF CONTENTS

                                                                         Page

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

        SECTION 101.   Definitions . . . . . . . . . . . . . . . . . . .    1
        SECTION 102.   Compliance Certificates and Opinions. . . . . . .    9
        SECTION 103.   Form of Documents Delivered to Trustee. . . . . .    9
        SECTION 104.   Acts of Holders; Record Dates.  . . . . . . . . .   10
        SECTION 105.   Notices, Etc., to Trustee and Company.  . . . . .   11
        SECTION 106.   Notice to Holders; Waiver.  . . . . . . . . . . .   12
        SECTION 107.   Applicability of Trust Indenture Act. . . . . . .   12
        SECTION 108.   Effect of Headings and Table of Contents. . . . .   12
        SECTION 109.   Successors and Assigns. . . . . . . . . . . . . .   13
        SECTION 110.   Separability Clause.  . . . . . . . . . . . . . .   13
        SECTION 111.   Benefits of Indenture.  . . . . . . . . . . . . .   13
        SECTION 112.   Governing Law.  . . . . . . . . . . . . . . . . .   13
        SECTION 113.   Legal Holidays. . . . . . . . . . . . . . . . . .   13
        SECTION 114.   Execution in Counterparts.  . . . . . . . . . . .   13

                                   ARTICLE TWO
                                 SECURITY FORMS

        SECTION 201.   Forms Generally.  . . . . . . . . . . . . . . . .   14
        SECTION 202.   Form of Trustee's Certificate of Authentication.    14

                                  ARTICLE THREE
                                 THE SECURITIES

        SECTION 301.   Amount Unlimited; Issuable in Series. . . . . . .   15
        SECTION 302.   Denominations.  . . . . . . . . . . . . . . . . .   17
        SECTION 303.   Execution, Authentication, Delivery and Dating. .   17
        SECTION 304.   Temporary Securities. . . . . . . . . . . . . . .   19
        SECTION 305.   Registration, Registration of Transfer and
                           Exchange. . . . . . . . . . . . . . . . . . .   20
        SECTION 306.   Mutilated, Destroyed, Lost and Stolen
                           Securities. . . . . . . . . . . . . . . . . .   22
        SECTION 307.   Payment of Principal and Interest; Interest
                           Rights Preserved. . . . . . . . . . . . . . .   23
        SECTION 308.   Persons Deemed Owners.  . . . . . . . . . . . . .   24
        SECTION 309.   Cancellation. . . . . . . . . . . . . . . . . . .   24
        SECTION 310.   Computation of Interest.  . . . . . . . . . . . .   25

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

        SECTION 401.   Satisfaction and Discharge of Indenture.  . . . .   25
        SECTION 402.   Application of Trust Money. . . . . . . . . . . .   26

                                  ARTICLE FIVE
                                    REMEDIES

        SECTION 501.   Events of Default.  . . . . . . . . . . . . . . .   26
        SECTION 502.   Acceleration of Maturity; Rescission and
                           Annulment.  . . . . . . . . . . . . . . . . .   28
        SECTION 503.   Collection of Indebtedness and Suits for
                           Enforcement by Trustee. . . . . . . . . . . .   29
        SECTION 504.   Trustee May File Proofs of Claim. . . . . . . . .   30
        SECTION 505.   Trustee May Enforce Claims Without Possession of
                            Securities.  . . . . . . . . . . . . . . . .   30
        SECTION 506.   Application of Money Collected. . . . . . . . . .   31
        SECTION 507.   Limitation on Suits.  . . . . . . . . . . . . . .   31
        SECTION 508.   Unconditional Right of Holders to Receive
                            Principal, Premium and Interest. . . . . . .   32
        SECTION 509.   Restoration of Rights and Remedies. . . . . . . .   32
        SECTION 510.   Rights and Remedies Cumulative. . . . . . . . . .   32
        SECTION 511.   Delay or Omission Not Waiver. . . . . . . . . . .   32
        SECTION 512.   Control by Holders. . . . . . . . . . . . . . . .   32
        SECTION 513.   Waiver of Past Defaults.  . . . . . . . . . . . .   33
        SECTION 514.   Undertaking for Costs.  . . . . . . . . . . . . .   33

                                   ARTICLE SIX
                                   THE TRUSTEE

        SECTION 601.   Certain Duties and Responsibilities.  . . . . . .   34
        SECTION 602.   Notice of Defaults. . . . . . . . . . . . . . . .   35
        SECTION 603.   Certain Rights of Trustee.  . . . . . . . . . . .   35
        SECTION 604.   Not Responsible for Recitals or Issuance of
                           Securities. . . . . . . . . . . . . . . . . .   36
        SECTION 605.   May Hold Securities.  . . . . . . . . . . . . . .   36
        SECTION 606.   Money Held in Trust.  . . . . . . . . . . . . . .   37
        SECTION 607.   Compensation and Reimbursement. . . . . . . . . .   37
        SECTION 608.   Disqualification; Conflicting Interests.  . . . .   37
        SECTION 609.   Corporate Trustee Required; Eligibility.  . . . .   42
        SECTION 610.   Resignation and Removal; Appointment of
                       Successor.  . . . . . . . . . . . . . . . . . . .   43
        SECTION 611.   Acceptance of Appointment by Successor. . . . . .   44
        SECTION 612.   Merger, Conversion, Consolidation or Succession
                           to Business.  . . . . . . . . . . . . . . . .   45
        SECTION 613.   Preferential Collection of Claims Against
                           Company.  . . . . . . . . . . . . . . . . . .   46
        SECTION 614.   Compliance with Tax Laws. . . . . . . . . . . . .   49
        SECTION 615.   Appointment of Authenticating Agent.  . . . . . .   49

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

        SECTION 701.   Company to Furnish Trustee Names and Addresses of
                            Holders. . . . . . . . . . . . . . . . . . .   51
        SECTION 702.   Preservation of Information; Communications to
                            Holders. . . . . . . . . . . . . . . . . . .   51
        SECTION 703.   Reports by Trustee. . . . . . . . . . . . . . . .   52
        SECTION 704.   Reports by Company. . . . . . . . . . . . . . . .   53

                                  ARTICLE EIGHT
                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

        SECTION 801.   Consolidations and Mergers of Company and
                       Conveyances Permitted Subject to Certain
                       Conditions. . . . . . . . . . . . . . . . . . . .   54
        SECTION 802.   Rights and Duties of Successor Corporation. . . .   54
        SECTION 803.   Officer's Certificate and Opinion of Counsel. . .   55

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

        SECTION 901.   Supplemental Indentures Without Consent of
                          Holders.  . . . . . . . . . . . . . . . . . .    55
        SECTION 902.   Supplemental Indentures with Consent of Holders.    56
        SECTION 903.   Execution of Supplemental Indentures; Opinions. .   57
        SECTION 904.   Effect of Supplemental Indentures.  . . . . . . .   57
        SECTION 905.   Conformity with Trust Indenture Act.  . . . . . .   58
        SECTION 906.   Reference in Securities to Supplemental
                          Indentures. . . . . . . . . . . . . . . . . . .  58

                                   ARTICLE TEN
                                    COVENANTS

        SECTION 1001.  Payment of Principal, Premium and Interest. . . .   58
        SECTION 1002.  Maintenance of Office or Agency.  . . . . . . . .   58
        SECTION 1003.  Money for Securities Payments To Be Held in
                           Trust.  . . . . . . . . . . . . . . . . . . .   59
        SECTION 1004.  Statement by Officers as to Default.  . . . . . .   60
        SECTION 1005.  Limitation on Liens.  . . . . . . . . . . . . . .   60
        SECTION 1006.  Limitation on Sale and Leaseback Transactions.  .   61
        SECTION 1007.  Waiver of Certain Covenants.  . . . . . . . . . .   62
        SECTION 1008.  Delivery of Certain Information.  . . . . . . . .   62

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

        SECTION 1101.  Applicability of Article. . . . . . . . . . . . .   62
        SECTION 1102.  Election to Redeem; Notice to Trustee.  . . . . .   63
        SECTION 1103.  Selection by Trustee of Securities to Be
                             Redeemed. . . . . . . . . . . . . . . . . .   63
        SECTION 1104.  Notice of Redemption. . . . . . . . . . . . . . .   63
        SECTION 1105.  Deposit of Redemption Price.  . . . . . . . . . .   64
        SECTION 1106.  Securities Payable on Redemption Date.  . . . . .   64
        SECTION 1107.  Securities Redeemed in Part.  . . . . . . . . . .   65

                                 ARTICLE TWELVE
                                  SINKING FUNDS

        SECTION 1201.  Applicability of this Article.  . . . . . . . . .   65
        SECTION 1202.  Satisfaction of Sinking Fund Payments with
                           Securities. . . . . . . . . . . . . . . . . .   65
        SECTION 1203.  Redemption of Securities for Sinking Fund.  . . .   66

                                ARTICLE THIRTEEN
                                   DEFEASANCE

        SECTION 1301.  Applicability of Article; Company's Option to
                           Effect Defeasance. . . . . . . . . . . . . .    66
        SECTION 1302.  Defeasance and Discharge. . . . . . . . . . . . .   66
        SECTION 1303.  Covenant Defeasance.  . . . . . . . . . . . . . .   67
        SECTION 1304.  Conditions of Defeasance. . . . . . . . . . . . .   67
        SECTION 1305.  Deposited Money and U.S. Government Obligations
                           to Be Held in Trust; Miscellaneous  . . . . .   68
        SECTION 1306.  Reinstatement.  . . . . . . . . . . . . . . . . .   69

                                ARTICLE FOURTEEN
                  REPURCHASE OF SECURITIES AT OPTION OF HOLDERS

        SECTION 1401.  Applicability of Article. . . . . . . . . . . . .   69
        SECTION 1402.  Notice of Repurchase Date.  . . . . . . . . . . .   69
        SECTION 1403.  Deposit of Repurchase Price.  . . . . . . . . . .   70
        SECTION 1404.  Securities Payable on Repurchase Date.  . . . . .   70
        SECTION 1405.  Securities Repurchased in Part. . . . . . . . . .   71

                                 ARTICLE FIFTEEN
                            CORPORATE OBLIGATION ONLY

        SECTION 1501.  Indenture and Securities Solely Corporate
                           Obligations.  . . . . . . . . . . . . . . . .   71

                                    INDENTURE

             INDENTURE, dated as of August 7, 1995, between GIDDINGS & LEWIS, INC., a corporation duly organized and existing under the laws of the State of Wisconsin (the "Company"), and FIRSTAR TRUST COMPANY, a Wisconsin state banking corporation, as Trustee (the "Trustee").


                             RECITALS OF THE COMPANY

             A. The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series unlimited as to principal amount, to bear such rates of interest, to mature at such times and to have such other provisions as in this Indenture provided.

             B. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

             NOW, THEREFORE, THIS INDENTURE WITNESSETH:

             That, in order to declare the terms and conditions upon which the Securities are authenticated, issued and delivered, and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, the Company and the Trustee covenant and agree with each other, for the benefit of all Holders from time to time of the Securities or of any series thereof, as follows:


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   SECTION 101.   Definitions

             For all purposes of this Indenture and of any supplemental indenture hereto, except as otherwise expressly provided or unless the context otherwise requires:

             (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

             (2) all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the meanings assigned to them therein;

             (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

             (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

             (5)  the word "or" is not exclusive;

             (6)  the word "including" means including without limitation;
        and

             (7) words in the singular include the plural and words in the plural include the singular.

             "Act," when used with respect to any Holder, has the meaning specified in Section 104.

             "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of that Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

             "Attributable Debt" means, as to any particular Sale and Leaseback Transaction, at any date as of which the amount thereof is to be determined, the total amount determined by multiplying (i) the greater of
   (a) the fair value of the Principal Property subject to such arrangement (as determined by any two of the Chairman of the Board of the Company, its President, its Treasurer and its Controller); or (b) the net proceeds of the sale of such Principal Property to the lender or investor; by (ii) a fraction, the numerator of which is the number of months in the unexpired initial term of the lease of such Principal Property and the denominator of which is the number of months in the full initial term of such lease; provided, however, that Sale and Leaseback Transactions with respect to Principal Property financed by obligations issued by a state or local governmental unit (whether or not tax exempt pursuant to Section 103(b)(4)(F), 103(b)(4)(E) or 103(b)(6) of the Internal Revenue Code, or any successor provision thereof) shall not be included in any calculation of Attributable Debt.

             "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 615 to act on behalf of the Trustee to authenticate Securities of one or more series.

             "Board of Directors" means either the board of directors of the Company or any duly authorized committee thereof.

             "Board Resolution" means a copy of a resolution delivered to the Trustee that is certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

             "Business Day" when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York, or Milwaukee, Wisconsin, and the Place of Payment are authorized or obligated by law or executive order to close.

             "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the United States Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

             "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

             "Company Request" or "Company Order" means a written request or order delivered to the Trustee that is signed in the name of the Company by its Chairman of the Board, its President or any Vice President, and by its Treasurer, any Assistant Treasurer, its Controller, any Assistant Controller, its Secretary or any Assistant Secretary.

             "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any current liabilities for money borrowed having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and computed in accordance with GAAP.

             "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 615 East Michigan Street, Milwaukee, Wisconsin 53203.

             "Corporation" means a corporation, association, company, joint-stock company or business trust.

             "Debt" has the meaning specified in Section 1005.

             "Defaulted Interest" has the meaning specified in Section 307.

             "defeasance" has the meaning specified in Section 1302.

             "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
   Section 301.

             "Direction" has the meaning specified in Section 104(c).

             "Exempt Securities" has the meaning given it in Section 1008.

             "Event of Default" has the meaning specified in Section 501.

             "Funded Debt" means all indebtedness for borrowed money having a maturity of more than 12 months from the date as of which the amount thereof is to be determined.

             "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States.

             "Global Security" means a Security evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

             "Global Security Registered Owner" has the meaning given it in
   Section 305.

             "Holder" means a Person in whose name a Security is registered in the Security Register.

             "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by
   Section 301, whether or not a supplemental indenture is entered into with respect thereto.

             "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

             "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

             "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, occurrence of any Repurchase Date or otherwise.

             "Mortgage" has the meaning specified in Section 1005.

             "Officer's Certificate" means a certificate delivered to the Trustee that is signed by the Company's Chairman of the Board, its President or any Vice President, and by its Treasurer, any Assistant Treasurer, its Controller, any Assistant Controller, its Secretary or any Assistant Secretary.

             "Opinion of Counsel" means a written opinion of counsel from counsel for the Company (who may be an employee of the Company), or outside counsel for the Company.

             "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

             "Outstanding," when used with respect to any series of Securities, means, as of the date of determination, all Securities of that series which are authenticated and delivered under this Indenture, except:

             (i) Securities of that series previously cancelled by the Trustee or delivered to the Trustee for cancellation;

             (ii) Securities of that series for whose payment or redemption money in the necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

             (iii) Securities of that series which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

   provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (B) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided for such Security on the date of original issuance thereof, as contemplated by
   Section 301, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (A) above) of such Security, and (C) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing clause (C), Securities so owned by the Company, such obligor, or such Affiliate that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities so long as the pledgee is not the Company or any other obligor upon the Securities or an Affiliate of the Company or of such other obligor.

             "Paying Agent" means any Person authorized by the Company to pay the principal of, premium (if any), or interest on any Securities on behalf of the Company.

             "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or any other entity or government or any agency or political subdivision thereof.

             "Place of Payment," when used with respect to the Securities of any series, means such city or political subdivision thereof where the principal of, premium (if any), and interest on the Securities of that series are payable as specified for such Securities as contemplated by
   Section 301.

             "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

             "Principal Property" means any land, building, machinery or equipment, or leasehold interests and improvements in respect of the foregoing owned by the Company or a Restricted Subsidiary, which would be reflected on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP and which on the date as of which the determination is being made exceeds one percent of the Consolidated Net Tangible Assets, but excluding all such tangible property located outside the United States of America and excluding any property which, in the opinion of the Board of Directors set forth in a Board Resolution, is not of material importance to the total business conducted by the Company and its Subsidiaries, taken as a whole.

             "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

             "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

             "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date or such other date with respect to Securities of any series specified as contemplated by Section 301.

             "Repurchase Date," when used with respect to any Security of any series to be repurchased, means the date, if any, fixed for such repurchase pursuant to Section 301.

             "Repurchase Price," when used with respect to any Security of any series to be repurchased, means the price, if any, at which such Security is to be repurchased pursuant to Section 301.

             "Responsible Officer," when used with respect to the Trustee, means the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Trustee's Corporate Trust Office because of that person's knowledge of and familiarity with the particular subject.

             "Restricted Subsidiary" means any Subsidiary that in accordance with GAAP is consolidated with the Company in the Company's consolidated financial statements and that generated 5% or more of the revenues, generated 5% or more of the operating income, or held 5% or more of the assets of the Company and its consolidated Subsidiaries for or at the end of the most recently completed fiscal year of the Company for which an Annual Report on Form 10-K or proxy statement of the Company containing audited financial results has been filed with the Commission; provided, however, that "Restricted Subsidiary" shall not include a Subsidiary that is engaged primarily in financing the operations of the Company or its Subsidiaries, or both, outside the states of the United States, and (a) more than 50% of whose net sales and operating revenues during the preceding four calendar quarters was derived from, or more than 50% of whose operating properties is located in, the United States (excluding its territories and possessions, but including Puerto Rico), or (b) more than 50% of whose assets consists of securities of other Restricted Subsidiaries.

             "Restricted Security" means a Security that is a "restricted security" as defined in Rule 144(a)(3) under the Securities Act or any successor provision thereto or a Security that by its terms can only be sold pursuant to Regulation S, Rule 144, or Rule 144A under the Securities Act (or successor provisions thereto) or in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4 of the Securities Act; provided, however, that once the Security is sold pursuant to the provisions of Rule 144, including Rule 144(k), it will cease to be a Restricted Security.

             "Rule 144A Information" means the information satisfying the requirements of Rule 144A(d)(4) under the Securities Act on the date hereof.

             "Sale and Leaseback Transaction" has the meaning specified in
   Section 1006.

             "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities of any series authenticated and delivered under this Indenture.

             "Securities Act" means the Securities Act of 1933, as amended.

             "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

             "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

             "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

             "Subsidiary" means a corporation, association, partnership or other entity of which more than 80% of the outstanding Voting Stock is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

             "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

             "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument is qualified (to the extent required by law) under such act.

             "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

             "Vice President" when used with respect to the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president," and when used with respect to the Company means any vice president who is an officer of the Company, whether or not designated by a number or word or words before such title.

             "Voting Stock" means securities of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation, association, partnership or other entity (irrespective of whether or not at the time securities of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

   SECTION 102.   Compliance Certificates and Opinions.

             Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

             Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

             (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

             (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

   SECTION 103.   Form of Documents Delivered to Trustee.

             In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

             Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Company, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be stated to be based on the opinion of other counsel, in which event it shall be accompanied by a copy of such other opinion.

             Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

   SECTION 104.   Acts of Holders; Record Dates.

             (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly hereby required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

             Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

             (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, acting on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of such officer's authority. Notwithstanding the foregoing, the fact and date of the execution of any such instrument or writing, and the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

             (c)  Except as provided in the next paragraph of this Subsection
   (c) or as specifically provided otherwise pursuant to Section 301 with respect to any series of Securities, the Company may set any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this Subsection (c), the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this Subsection (c), the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amounts of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this Subsection (c), the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this Subsection
   (c) shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect hereof pursuant to this Subsection (c).

             Notwithstanding the foregoing, upon receipt by the Trustee, with respect to Securities of any series, of (i) any Notice of Default pursuant to Section 501, (ii) any declaration of acceleration, or any rescission and annulment of any such declaration pursuant to Section 502, or (iii) any direction given pursuant to Section 512 (any such notice, declaration, rescission and annulment, or direction being referred to herein as a "Direction"), a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such Direction, which record date shall be the close of business on the day the Trustee receives such Direction. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Direction, whether or not such Holders remain Holders after such record date; provided that, unless such Direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Direction shall automatically and without any action by any Person be cancelled and be of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Direction contrary to or different from, or, after the expiration of such period, identical to, a Direction that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this Subsection (c).

             (d) The ownership of Securities shall be proved by the Security Register.

             (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent, or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

   SECTION 105.   Notices, Etc., to Trustee and Company.

             Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

             (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office or at such other address as previously furnished in writing to the Holders and the Company by the Trustee for such purpose, or

             (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, registered or certified mail postage prepaid, to the Company addressed to it at 142 Doty Street, Fond du Lac, Wisconsin 54935, Attn: Secretary, or at such other address as previously furnished in writing to the Trustee by the Company for such purpose.

   SECTION 106.   Notice to Holders; Waiver.

             Except as otherwise provided in any supplemental indenture with respect to Holders of Securities of any series issued pursuant to such supplemental indenture, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to the Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

             In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

   SECTION 107.   Applicability of Trust Indenture Act.

             If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

   SECTION 108.   Effect of Headings and Table of Contents.

             The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

   SECTION 109.   Successors and Assigns.

             All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

   SECTION 110.   Separability Clause.

             In case any provision in this Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   SECTION 111.   Benefits of Indenture.

             Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

   SECTION 112.   Governing Law.

             This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Wisconsin.

   SECTION 113.   Legal Holidays.

             In any case where any Interest Payment Date, Redemption Date, Repurchase Date, sinking fund payment date or Stated Maturity or Maturity of any Security of any series or any date by which any report or other information is due pursuant to any provision of this Indenture shall not be a Business Day, then (notwithstanding any other provision of this Indenture or such Securities) payment of interest or principal (and premium, if any) or delivery of such report or information need not be made on or by such date, but may be made on the next succeeding Business Day with the same force and effect (a) with respect to any payment, as if made on the Interest Payment Date, Repurchase Date or Redemption Date, sinking fund payment date or at the Stated Maturity or Maturity, and (b) with respect to any such report or other information, as if delivered by the stated due date. No interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, sinking fund payment date or Stated Maturity or Maturity, as the case may be, to such next succeeding Business Day.

   SECTION 114.   Execution in Counterparts.

             This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


                                   ARTICLE TWO

                                 SECURITY FORMS

   SECTION 201.   Forms Generally.

             The Securities of each series shall be in substantially the form as shall be established without the approval of any Holders by or pursuant to one or more Board Resolutions in accordance with Section 301 or in one or more indentures supplemental hereto, in each case, including without limitation such appropriate legends, insertions, omissions, substitutions and other variations as are required or are not prohibited by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as necessary or appropriate to comply with any law or with any rule or regulation made pursuant thereto or with any rules or regulations of any securities exchange on which such series of Securities may be listed, or to conform to general usage, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

             The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

   SECTION 202.   Form of Trustee's Certificate of Authentication.

             The Trustee's certificates of authentication shall be in substantially the following form:

             This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                      FIRSTAR TRUST COMPANY,
                                      as Trustee



                                      By:  _________________________________
                                           Authorized Signatory

                                  ARTICLE THREE

                                 THE SECURITIES

   SECTION 301.   Amount Unlimited; Issuable in Series.

             The aggregate principal amount of Securities of all series which may be issued, executed, authenticated, delivered and Outstanding under this Indenture is unlimited.

             The Securities may be issued in one or more series. There shall be established, without the approval of any Holders, by or pursuant to authority granted by one or more Board Resolutions and, subject to
   Section 303, there shall be set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable:

             (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

             (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities of the series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1405 and except for any Securities of the series which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

             (3) if other than the Trustee, the identity of each Security Registrar and Paying Agent;

             (4) the date or dates, or the method by which such date or dates are determined or extended, on which the principal and premium (if any) of the Securities of the series shall be payable;

             (5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, or the method by which such rates will be determined, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, or the method by which such date will be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve thirty-day months;

             (6) if other than the fifteenth day next preceding an Interest Payment Date, the Regular Record Date with respect to an Interest Payment Date;

             (7) the place or places, if any, other than or in addition to the Corporate Trust Office, where the principal of, premium (if any), and interest on Securities of the series shall be payable;

             (8) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company if the Company is to have such option;

             (9) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series shall be redeemed, repaid, or purchased, in whole or in part, pursuant to such obligation;

             (10) if other than denominations of $1,000 and integral multiples thereof, the denominations in which Securities of the series shall be issuable;

             (11) if other than the currency of the United States of America, the currency, currencies or currency units in which payment of the principal, premium (if any), and interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

             (12) if the amount of payments of principal of, premium (if any), or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

             (13) if the principal of, premium (if any), or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of, premium (if any), and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

             (14) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Sections 503 and 504;

             (15) the application, if any, of either or both of Section 1302 and Section 1303 to the Securities of the series;

             (16) any addition to or change in the Events of Default with respect to the Securities of the series and any change in the right of the Trustee or the Holders to declare the principal of, premium (if any), and interest on, such Securities due and payable;

             (17) any addition to or change in the covenants and definitions currently set forth in this Indenture or in the terms currently set forth in Article Eight or Article Ten;

             (18) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities of the series registered in the name of, a Person other than the Depositary for such Global Security or nominee thereof, and in which any such transfer may be registered; and

             (19) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture, except as permitted by Section 901(4)).

             All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time. Unless otherwise provided, Securities within a single series may have different terms and a series may be reopened, without the consent of the Holders, for issuance of additional Securities of such series.

             If any of the terms of the series are established by action taken by or pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the Securities of such series.

   SECTION 302.   Denominations.

             Unless other denominations and amounts shall be fixed from time to time by or pursuant to one or more Board Resolutions, the Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any contrary provisions with respect to the Securities of any series pursuant to Section 301, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple of $1,000.

   SECTION 303.   Execution, Authentication, Delivery and Dating.

             The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, any of its Vice Presidents, the Treasurer or any Assistant Treasurer and attested by its Secretary or any of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

             Securities bearing the manual or facsimile signatures of individuals who, at the time such manual or facsimile signatures were affixed to such Securities, were properly serving as such officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

             At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as provided in this Indenture.
   If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon,

             (a)  a copy of any Board Resolution;

             (b)  an executed supplemental indenture, if any;

             (c)  an Officer's Certificate; and

             (d)  an Opinion of Counsel stating:

                  (1) if the form of such Securities has been established by or pursuant to one or more Board Resolutions as permitted by
             Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to one or more Board Resolutions as permitted by
             Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities have been duly authorized and, when executed, authenticated, issued and delivered in accordance with the terms of this Indenture, and assuming due authentication thereof by the Trustee, and when such Securities are delivered and paid for by the purchaser thereof, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that such Opinion of Counsel need express no opinion as to whether a court in the United States would render a money judgment in a currency other than that of the United States and the counsel rendering such Opinion of Counsel shall be entitled to assume for purposes of such Opinion of Counsel that the internal laws of any state other than Wisconsin are the same as the internal laws of Wisconsin.

   If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under such Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

             Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of any series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or a Company Order or an Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

             Each Security shall be dated and issued as of the date of its authentication.

             No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its Authenticating Agent by manual signature, and such certificate upon any such Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any such Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

   SECTION 304.   Temporary Securities.

             Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities of that series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of that series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in the form of Global Securities.

             If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable, subject to Section 305 hereof, for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

   SECTION 305.   Registration, Registration of Transfer and Exchange.

             The Company may act as, or may appoint an agent or the Trustee to act as, the depository for the safekeeping of certificated Securities, issuing agent of the Securities and registrar for the registration of Securities and transfers of Securities (the "Security Registrar") pursuant to Section 301. The Company shall cause to be kept a register (the register maintained by the Trustee, any agent or in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and transfers of Securities. Unless the Company or another agent is designated as the Security Registrar with respect to any series of Securities pursuant to Section 301, the Trustee is hereby appointed "Security Registrar" of each series of Securities for the purpose of registering Securities and transfers of Securities on such Security Register as herein provided at the Corporate Trust Office.

             Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor bearing a number not contemporaneously outstanding. No Security to be issued upon exchange of an Outstanding Security shall be issued in a denomination less than $1,000 unless otherwise specified pursuant to Section 301.

             At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount and denomination or tenor, upon surrender of such Securities to be exchanged at such office or agency, and upon payment of any taxes or governmental charges as hereinafter provided. Whenever any such Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

             All Securities of any series issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities of the same series surrendered upon such registration of transfer or exchange.

             Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

             No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee shall require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1405 not involving any transfer.

             The Company shall not be required (i) to issue, register the transfer of, or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1104; or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any such Security being redeemed in part; or (iii) to register the transfer of or exchange any Security during a period beginning five days before the date of Maturity with respect to such Securities and ending on such date of Maturity.

             Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 301, no Global Security shall be exchangeable pursuant to this Section 305 or Sections 304, 906, 1107 and 1405 for Securities registered in the name of, and no transfer of a Global Security of any series may be registered to, any Person other than the Depositary for such Security or its nominee unless (1) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if the Company determines that the Depositary is unable to continue as Depositary and the Company thereupon fails to appoint a successor Depositary; (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registerable; (3) the Company provides for such exchange pursuant to Section 301; or (4) there shall have occurred and be continuing an Event of Default, or an event which after notice or lapse of time would be an Event of Default, with respect to the Securities evidenced by such Global Security. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (1), (2), (3) or (4) of the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, such Global Security may be exchanged for Securities of the same series registered in the names of, and the transfer of such Global Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees) as such Depositary shall direct. Notwithstanding any other provisions of this Indenture, any Security of any series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security of that series shall also be a Global Security and shall bear the legend specified in the Officer's Certificate or supplemental indenture specified in Section 201 except for any Security of that series authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

             In the event that a Global Security is deposited upon issuance with a Depositary, it will be registered in the name of the Depositary or a nominee of the Depositary (the "Global Security Registered Owner"). Payments in respect of the principal of, premium (if any) and interest on any Securities registered in the name of the Global Security Registered Owner will be payable to the Global Security Registered Owner in its capacity as the registered owner of such Global Security. The Company and the Trustee may treat the person in whose name(s) the Securities, including the Global Security, are registered as the owner thereof for the purpose of receiving such payments and for any and all other purposes whatsoever. None of the Company, the Trustee, the Security Registrar, the Paying Agent or any agent of the Company or the Trustee will have any responsibility or liability for (i) any aspect of the records relating to or payments made on account of the beneficial ownership interests of the Global Security by the Depositary or any of its participants, or for maintaining, supervising or reviewing any records of the Depositary or any of its participants relating to the beneficial ownership interests of the Global Security; (ii) the payments to the beneficial owners of the Global Security of amounts paid to the Global Security Registered Owner; or
   (iii) for any other matter relating to the actions and practices of the Depositary or any of its participants. Neither the Company nor the Trustee will be liable for any delay by the Global Security Registered Owner or the Depositary or any of its participants in identifying the beneficial owners of the Securities, and the Company and the Trustee may conclusively rely on, and will be protected in relying on, instructions from the Global Security Registered Owner or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

   SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

             If any mutilated Security is surrendered to the Trustee or the Company, together with such security, bond or indemnity as may be required by the Company or the Trustee to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

             If there shall be delivered to the Company and the Trustee
   (i) evidence to their satisfaction of the destruction, loss or theft of any Security; and (ii) such security, bond or indemnity in a form satisfactory to both of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

             Notwithstanding the provisions of the previous paragraphs of this Section, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

             Upon the issuance of any Security under this Section, the Company or the Trustee shall require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee), if any, connected therewith.

             Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security of the same series shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately and with any and all other Securities of that series duly issued hereunder. A new Security shall have such legends as are on the old Security, unless the Company provides otherwise.

             The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

   SECTION 307.   Payment of Principal and Interest; Interest Rights
   Preserved.

             Principal, premium (if any), and interest due on a Security at Maturity or upon redemption or repurchase will be paid by wire transfer in immediately available funds against presentation and surrender of the Security by the Holder thereof at the office of the Paying Agent, but only if appropriate wire transfer instructions have been received in writing (or such other means as deemed acceptable by the Paying Agent) by the Paying Agent not less than 15 days before Maturity or the Redemption Date or Repurchase Date. In the event such instructions are not received by such 15th day, such principal, premium (if any), and interest due will be paid by check against such presentation and surrender.

             Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. All interest payments on any Security (other than interest due at Maturity or on redemption or repayment) will be made by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to
   Section 301, to the address of such Person as it appears on the Security Register. Notwithstanding the foregoing, any Holder of Securities of any series which pay interest on the same Interest Payment Date and which are in an aggregate principal amount in excess of $10,000,000 may elect to receive payments of interest with respect to such series (other than interest due at Maturity or on redemption or repayment) via wire transfer in immediately available funds to a bank in New York, New York (or other bank approved by the Paying Agent) by making arrangements therefor in writing (or such other means as deemed acceptable by the Paying Agent) with the Paying Agent not later than the Regular Record Date immediately preceding the applicable Interest Payment Date.

             Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

             (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.
        The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class posted prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

             (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series in respect of which interest is in default are listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

             Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

   SECTION 308.   Persons Deemed Owners.

             Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium (if any), and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee, or any agent of the Company or the Trustee shall be affected by notice to the contrary.

             Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

   SECTION 309.   Cancellation.

             All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all such Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section. The Trustee is hereby directed by the Company to destroy all cancelled Securities held by the Trustee or hold such Securities in accordance with the Trustee's standard retention policy, and the Trustee shall provide the Company with a certificate of a Responsible Officer certifying as to the destruction or retention of such Securities, all in accordance with the Trustee's customary procedures.

   SECTION 310.   Computation of Interest.

             Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months. No interest will accrue with respect to the 31st day of any month.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

   SECTION 401.   Satisfaction and Discharge of Indenture.

             This Indenture shall cease to be of further effect with respect to any series of Securities specified in a Company Request (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series of Securities when:

             (1)  either

                  (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid for as provided in Section 306; and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

                  (i)  have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity
                       within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium (if any), and interest to the date of such deposit (in the case of such Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

             (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such series of Securities; and

             (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

             Notwithstanding the satisfaction and discharge of this Indenture with respect to a series of Securities, the obligations of the Company and the Trustee to the Holders of Securities of other series not so satisfied and discharged, the obligations of the Company to the Trustee under
   Section 607, the obligations of the Trustee to any Authenticating Agent under Section 615, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of
   Section 1003 shall survive.

   SECTION 402.   Application of Trust Money.

             Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities of each series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, for all sums due or to become due thereon for principal, premium (if any), and interest.


                                  ARTICLE FIVE

                                    REMEDIES

   SECTION 501.   Events of Default.

             "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

             (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of that default for a period of 30 days; or

             (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable at its Maturity; or

             (3) default in the deposit of any sinking fund payment, when due by the terms of a Security of that series; or

             (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with or that has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of that default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying the default or breach and requiring it to be remedied and stating that the notice is a "Notice of Default" hereunder; or

             (5) if an event of default as defined in any mortgage, indenture, bonds, debentures, notes or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company for money borrowed, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in more than $10,000,000 (or its equivalent in any other currency) in principal amount of such indebtedness becoming or being declared due and payable before the date on which it would otherwise become due and payable (in which case the Company shall give notice to the Trustee of such default as soon as is reasonably practicable), and that acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 10 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying the event of default and requiring the Company to cause the acceleration to be rescinded or annulled or to cause that indebtedness to be discharged and stating that the notice is a "Notice of Default" hereunder; or

             (6)  the entry by a court having jurisdiction in the premises of
        (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law; or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

             (7) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

             (8) any other Event of Default provided with respect to Securities of that series.

   SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

             If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), plus any interest accrued on the Securities of such series to the date of declaration, shall become immediately due and payable.

             Upon payment (i) of (A) such principal amount; and (B) such interest; and (ii) of interest on any overdue principal and overdue interest at the rate or rates prescribed therefor in the Securities of such series (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of principal of and interest on the Securities of such series shall terminate.

             At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences (and the particular event on which the declaration of acceleration is based shall no longer be grounds for a declaration of acceleration) if both:

             (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all overdue installments of interest on all Outstanding Securities of that series,

                  (B) the principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor or in such Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

        and

             (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal (or premium, if any) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

   No such rescission shall affect any subsequent default or impair any right consequent thereon.

   SECTION 503.   Collection of Indebtedness and Suits for Enforcement by
   Trustee.

             The Company covenants that if:

             (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

             (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

   the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of such series, the whole amount then due and payable on such Securities for principal, premium (if any), and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium (if any), and any overdue interest, at the rate or rates prescribed therefor in such series of Securities, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

             If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

   SECTION 504.   Trustee May File Proofs of Claim.

             In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, adjustment, composition or other judicial proceeding relative to the Company (or any other obligor upon the Securities of any series), its property or its creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium (if any), or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to (i) file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal, premium (if any), and interest (if any) owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities of such series to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

             No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

   SECTION 505.   Trustee May Enforce Claims Without Possession of
   Securities.

             All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

   SECTION 506.   Application of Money Collected.

             Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium (if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             FIRST:  To the payment of all amounts due the Trustee under
        Section 607;

             SECOND: To the payment of the amounts then due and unpaid for principal of, premium (if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any) and interest, respectively; and

             THIRD: To the payment of the remainder, if any, to the Company or any other Person or Persons entitled thereto.

   SECTION 507.   Limitation on Suits.

             No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

             (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that same series;

             (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that same series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

             (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

             (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

             (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that same series;

   it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

   SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

             Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium (if any), and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of repurchase at the option of the Holder, on the Repurchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

   SECTION 509.   Restoration of Rights and Remedies.

             If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

   SECTION 510.   Rights and Remedies Cumulative.

             Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

   SECTION 511.   Delay or Omission Not Waiver.

             No delay or omission of the Trustee or of any Holder of Securities of any series to exercise any right or remedy accruing upon any Event of Default with respect to such series of Securities shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

   SECTION 512.   Control by Holders.

             The Holders of a majority in aggregate principal amount of the applicable Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the applicable Outstanding Securities of such series, provided that

             (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

             (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

   SECTION 513.   Waiver of Past Defaults.

             The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Outstanding Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

             (1) in the payment of the principal of, premium (if any), or interest on any Security of such series when due (other than amounts due and payable solely upon acceleration pursuant to Section 502) unless theretofore paid in full and cured in accordance with the terms of this Indenture, or

             (2)  in respect of a covenant or provision hereof which under
        Section 902 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

             Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

   SECTION 514.   Undertaking for Costs.

             All parties to this Indenture agree, and each Holder by such Holder's acceptance of Securities shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, to the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium (if any), or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


                                   ARTICLE SIX

                                   THE TRUSTEE

   SECTION 601.   Certain Duties and Responsibilities.

             (a) With respect to Securities of any series, except during the continuance of an Event of Default with respect to the Securities of such series,

             (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

             (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

             (b) With respect to Securities of any series, in case an Event of Default with respect to the Securities of such series has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

             (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

             (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

             (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

             (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of such series, determined as provided in and subject to Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

             (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

             (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

   SECTION 602.   Notice of Defaults.

             Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium (if any), or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series. Except with respect to an Event of Default pursuant to
   Section 501(1), (2) or (3), the Trustee shall not be charged with knowledge of any default or Event of Default hereunder unless the written notice thereof shall have been given to a Responsible Officer at the Corporate Trust Office by the Company, a Paying Agent, any Holder or an agent of any Holder.

   SECTION 603.   Certain Rights of Trustee.

             Subject to the provisions of Section 601:

             (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

             (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

             (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

             (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

             (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

             (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company pertaining to the Securities, personally or by agent or attorney; and

             (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

   SECTION 604.   Not Responsible for Recitals or Issuance of Securities.

             The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

   SECTION 605.   May Hold Securities.

             The Trustee, any Paying Agent, any Authenticating Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Authenticating Agent, Security Registrar or such other agent.

   SECTION 606.   Money Held in Trust.

             Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

   SECTION 607.   Compensation and Reimbursement.

             The Company agrees

             (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as has been agreed upon in writing prior to the performance of such services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust);

             (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

             (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

             When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency, reorganization or other similar law.

   SECTION 608.   Disqualification; Conflicting Interests.

             (a) If the Trustee has or shall acquire any conflicting interest (as defined in this Section) with respect to the Securities of any series then, within 90 days after ascertaining that it has such conflicting interest and if the default (as defined in this Section) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided below in this Section, resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

             (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to the Company and all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

             (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if the Securities of such series are in default (as determined in accordance with the provisions of Section 501, but exclusive of any period of grace or requirement of notice) and

             (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any securities, of the Company are outstanding or is trustee for more than one outstanding series of securities (as defined in this Section) under a single indenture of the Company, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided that there shall be excluded from the operation of this Section other series of Securities issued under this Indenture and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if any such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally with the Securities of such series, and such other indenture or indentures (and such series) are qualified under the Trust Indenture Act, except as otherwise set forth in
        Section 310(b)(1) of the Trust Indenture Act;

             (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

             (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

             (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company;
        (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

             (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

             (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture for which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

             (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

             (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

             (9) the Trustee owns, on the date of default under the Securities of such series (as determined in accordance with the provisions of Section 501, but exclusive of any period of grace or requirement of notice) or any anniversary of such default while such default upon the Securities of such series remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default upon the Securities of such series and annually in each succeeding year that the Securities of such series remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such date. If the Company fails to make payment in full of the principal of, premium (if any), or interest on any of the Securities of any series when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection; or

             (10) except under the circumstances described in Subsections
        (1), (3), (4), (5) or (6) of Section 613(b), the Trustee shall be or shall become a creditor of the Company.

             For purposes of paragraph (1) of this Subsection, the term "series of securities" or "series" means a series, class, or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

             The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraphs (3) or (7) of this Subsection.

             For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause
   (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

             (d)  For the purposes of this Section:

             (1) The term "underwriter," when used with reference to the Company, means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

             (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

             (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

             (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are currently entitled to vote in the direction or management of the affairs of a person.

             (5) The term "Company" means any obligor upon the Securities of any series.

             (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

             (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

             (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

             (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

             (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

             (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (ii) securities of an issuer held in a sinking fund
             relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (iv) securities held in escrow if placed in escrow by the
             issuer thereof;

   provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise voting rights thereof.

             (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

             (f) Except in the case of a default in the payment of the principal of, premium (if any) or interest on any of the Securities of any series, or in the payment of any sinking fund installment, the Trustee shall not be required to resign as provided by this Section if the Trustee shall have sustained the burden of proving, on application to the Commission, and after opportunity for hearing thereon, that (i) a default hereunder may be cured or waived during a reasonable period and under the procedures described in such application and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interest of the Holders of the Securities of such series. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

   SECTION 609.   Corporate Trustee Required; Eligibility.

             There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any state of the United States which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority. Such Trustee shall have a combined capital and surplus of at least $10,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee hereunder. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

   SECTION 610.   Resignation and Removal; Appointment of Successor.

             (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

             (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving not less than 30 days prior written notice to the Company specifying its intention to resign, the reason therefor, and specifying the date on which the resignation shall become effective. Notwithstanding the foregoing, unless the reason for such resignation is a conflict pursuant to Section 608, then such Trustee must resign with respect to all Securities if the Trustee resigns with respect to any series of Securities. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

             (c) The Trustee may be removed at any time with respect to the Securities of any series by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

             (d) The Trustee may be removed with respect to any or all series of Securities at any time upon 30 days notice by the filing with it of an instrument in writing signed on behalf of the Company by a duly authorized officer of the Company specifying such removal and the date on which it is to become effective.

             (e)  If at any time:

             (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of any series for at least six months, or

             (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder who has been a bona fide Holder of a Security of any series at least six months, or

             (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to any series of Securities or all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to such series of Securities or all Securities and the appointment of a successor Trustee or Trustees.

             (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of
   Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
   Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
   Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

             (g) The Company shall give or cause to be given notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

   SECTION 611.   Acceptance of Appointment by Successor.

             (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

             (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

             (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments reasonably necessary for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

             (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

   SECTION 612.   Merger, Conversion, Consolidation or Succession to
   Business.

             Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by or on behalf of the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall have not been authenticated by such predecessor Trustee, any successor Trustee may authenticate and deliver such Securities in either its own name or that of its predecessor Trustee, with full force and effect which this Indenture provides for the certificate of authentication of the Trustee.


   SECTION 613.   Preferential Collection of Claims Against Company.

             (a) Subject to Subsection (b) of this Section, if the Trustee of Securities of any series shall be, or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default upon Securities of such series, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually and the Holders of the Securities of such series:

             (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

             (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

   Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and
             (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal Bankruptcy Code (as defined herein) or any other applicable federal or state law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

             For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

             If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee and the Holders of the Securities of such series in such manner that the Trustee and such Holders realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal Bankruptcy Code or any other applicable federal or state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and such Holders dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal Bankruptcy Code or any other applicable federal or state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the federal Bankruptcy Code or any other applicable federal or state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and such Holders, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and such Holders with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise, to apply the provisions of this paragraph as a mathematical formula.

             Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred.
   If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

             (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

             (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

             (b)  There shall be excluded from the operation of Subsection
   (a) of this Section a creditor relationship arising from:

             (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

             (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of Securities of the appropriate series at the time and in the manner provided in this Indenture;

             (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

             (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in cash transactions as defined in Subsection (c) of this Section;

             (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

             (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

             (c)  For the purposes of this Section only:

             (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities of such series or upon the other indenture securities when and as such principal or interest becomes due and payable.

             (2) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

             (3) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating, or incurring of the draft, bill of exchange, acceptance or obligation.

             (4)  The term "Company" means any obligor upon the Securities.

             (5) The term "federal Bankruptcy Code" means the Bankruptcy Code, Title 11 of the United States Code.

   SECTION 614.   Compliance with Tax Laws.

             The Trustee hereby agrees to comply with all U.S. federal income tax information reporting and withholding requirements with respect to payments of premium (if any) and interest on the Securities, whether acting as Trustee, Security Registrar, Paying Agent or otherwise with respect to the Securities.

   SECTION 615.   Appointment of Authenticating Agent.

             At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

             Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

             An Authenticating Agent for any series of securities may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such Securities may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effects as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

             The Trustee agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

             If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

             This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                      FIRSTAR TRUST COMPANY
                                      as Trustee


                                      By:  __________________________________
                                           As Authenticating Agent



                                      By:  __________________________________
                                           Authorized Signatory


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

   SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

             The Company will furnish or cause to be furnished to the Trustee

             (a) semi-annually, not more than 15 days after each Regular Record Date (or, if there is no Regular Record Date relating to a series, semi-annually on the dates set forth in or pursuant to the Board Resolution or supplemental indenture with respect to such series), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such date, and

             (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee shall be the Security Registrar, no such list need be furnished.

   SECTION 702.   Preservation of Information; Communications to Holders.

             (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

             (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

             (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

             (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

             If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with
   Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion.

             (c) Every Holder, by receiving and holding Securities, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing pursuant to a request made under
   Section 702(b).

             (d) The Company agrees with the Trustee that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

   SECTION 703.   Reports by Trustee.

             (a) The term "reporting date," as used in this Section, means April 15. Within 60 days after the reporting date in each year (beginning with April 15, 1996), the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, a brief report dated as of such date in accordance with, and only if required under, Section 313(a) of the Trust Indenture Act.

             (b) The Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, a brief report with respect to the matters specified in, and within the times required under, Section 313(b) of the Trust Indenture Act.

             (c) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with the Commission, each stock exchange upon which the Securities are listed, and also with the Company. The Company will notify the Trustee if and when Securities of any series are listed on any stock exchange.

   SECTION 704.   Reports by Company.

             The Company will:

             (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
        Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

             (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

             (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

             (4) deliver to the Trustee, forthwith upon becoming aware of any default or defaults in the performance of any covenant, agreement or condition contained in this Indenture, and in any event not less often than annually, an Officer's Certificate specifying such default or defaults, or the extent of the Company's compliance with all conditions and covenants hereof (which compliance shall be determined without regard to any period of grace or notice provided hereunder), as the case may be.

                                  ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

   SECTION 801. Consolidations and Mergers of Company and Conveyances Permitted Subject to Certain Conditions.

             The Company shall not consolidate with, or sell or convey all or substantially all of its assets to, or merge with or into any other person or entity unless (i) either the Company shall be the continuing corporation, or the successor shall be a corporation organized and existing under the laws of the United States of America or a state thereof and the successor corporation shall expressly assume the due and punctual payment of the principal of and interest on all the Securities and the due and punctual performance and observance of all of the covenants and conditions of the Company under this Indenture by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation; (ii) the Company or the successor corporation, as the case may be, shall not, immediately after the merger or consolidation, or the sale or conveyance, be in default in the performance of any such covenant or condition; and (iii) after giving effect to the transaction, no event which, after notice or lapse of time, would become an Event of Default shall have occurred or be continuing.

   SECTION 802.   Rights and Duties of Successor Corporation.

             In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation shall be relieved of any further obligation under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities of any series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of that series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

             In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

   SECTION 803.   Officer's Certificate and Opinion of Counsel.

             The Trustee, subject to the provisions of Sections 601 and 603, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eight.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

   SECTION 901.   Supplemental Indentures Without Consent of Holders.

             Without the consent of any Holders, the Company, when authorized by or pursuant to one or more Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee and the Company, for any of the following purposes:

             (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

             (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

             (3) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities of any series in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities of any series in uncertificated form; or

             (4) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided, however, that any such addition, change or elimination shall either (i) not adversely affect the rights of the Holders of Outstanding Securities of any series in any material respect, or
        (ii) not apply to any Outstanding Securities of any series created prior to the execution of such supplemental indenture where such addition, change or elimination has an adverse effect on the rights of the Holders of such Outstanding Securities in any material respect; or

             (5)  to secure the Securities of any series; or

             (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

             (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

             (8) to cure any ambiguity or defect in and to correct or supplement any provision in this Indenture or any Security of any series that may be inconsistent with any other provision in this Indenture or in the Security of such series, or to make any other provisions with respect to matters or questions arising under this Indenture; provided, however, that any such action pursuant to this clause (8) shall not adversely affect the rights of the Holders of Outstanding Securities of any series in any material respect; or

             (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act; or

             (10) to amend or supplement the restrictions on and procedures for resale, attempted resale and other transfers of any series of Securities (whether or not Outstanding) to reflect any change in applicable law or regulation (or interpretation thereof) or in practices relating to the resale or transfer of Restricted Securities generally.

   SECTION 902.   Supplemental Indentures with Consent of Holders.

             With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected by such supplemental indenture (voting as one class), by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series affected thereby,

             (1) extend the Stated Maturity of the principal of, or any installment or principal of or interest on, any such Security, or reduce the principal amount thereof or the rate of interest thereon or premium (if any), payable upon the redemption thereof, or reduce the obligation of the Company to pay principal amounts, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any such Security of such series or any principal, premium (if any), or interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the due date thereof (or, in the case of redemption, on or after the Redemption Date), or

             (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any modifications or amendments to this Indenture or to the terms and conditions of that series of Securities, or to approve any supplemental indenture relating to such series, or the consent of whose Holders is required for any waiver with respect to such series (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

             (3) modify any of the provisions of this Section, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to the "Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7).

             A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular previously created series of Securities, or which modifies the rights of the Holders of Securities of such previously created series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of such previously created series.

             It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

   SECTION 903.   Execution of Supplemental Indentures; Opinions.

             In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(9)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

   SECTION 904.   Effect of Supplemental Indentures.

             Except as provided in this Article, upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

   SECTION 905.   Conformity with Trust Indenture Act.

             Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act if at that date the Indenture shall then be qualified under the Trust Indenture Act.

   SECTION 906.   Reference in Securities to Supplemental Indentures.

             Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE TEN

                                    COVENANTS

   SECTION 1001.  Payment of Principal, Premium and Interest.

             The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium (if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

   SECTION 1002.  Maintenance of Office or Agency.

             The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

             The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

   SECTION 1003.  Money for Securities Payments To Be Held in Trust.

             If the Company shall at any time act as its own Paying Agent with respect to any series of any Securities, it will, on or before each due date of the principal of, premium (if any), or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium (if any), or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

             Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of, premium (if any), or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided in the following paragraph, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

             The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will
   (i) hold all sums held by it for the payment of the principal of, premium (if any), or interest on any Securities of that series in trust for the benefit of the Holders of such Securities of that series until such sums shall be paid to such Holders or otherwise disposed of as herein provided;
   (ii) give the Trustee notice of any default by the Company (or any other obligor upon any Securities of that series) in the making of any payment of principal, premium (if any), or interest; and (iii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

             The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct the Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and upon such payment by any Paying Agent to the Trustee, the Company and such Paying Agent shall be released from all further liability with respect to such sums.

             Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium (if any), or interest on any Security of any series and remaining unclaimed for one year after such principal, premium (if any), or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such deposited money, and all liability of the Company as trustee thereof, shall thereupon cease.

   SECTION 1004.  Statement by Officers as to Default.

             The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a statement signed by the Chairman of the Board, the President, any Vice President, the Treasurer, or any Assistant Treasurer of the Company stating that in the course of the performance by the signer of such officer's duties as an officer of the Company such officer would normally obtain knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, and stating whether such officer has obtained knowledge of any such default, and, if so, specifying each such default of which the signer has knowledge and the nature thereof.

   SECTION 1005.  Limitation on Liens.

             The Company will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for borrowed money (notes, bonds, debentures or other similar evidences of indebtedness for borrowed money being hereinafter called "Debt") secured by pledge of, or mortgage or other lien on, any Principal Property of the Company or any Restricted Subsidiary, or any shares of stock or Debt of any Restricted Subsidiary (pledges, mortgages and other liens being hereinafter called "Mortgage" or "Mortgages"), without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or that Restricted Subsidiary then existing or thereafter created that is not subordinate to such Securities) shall be secured equally and ratably with (or prior to) such secured Debt (for the purpose of providing such equal and ratable security the principal amount of such Securities shall mean and shall not be less than that principal amount which could be declared to be due and payable pursuant to
   Section 502 on the date of the making of such effective provision and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when that principal amount changes over time pursuant to Section 502 and any other provision hereof), so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt plus all Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale and Leaseback Transactions (other than such Sale and Leaseback Transactions the proceeds of which are applied to reduce indebtedness under clause (2) of Section 1006) would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

             (1)  Mortgages existing as of the date of this Indenture;

             (2) Mortgages on property of, or on any shares of stock (or other interest in) or Debt of, any corporation, association, partnership or other entity existing at the time such entity becomes a Restricted Subsidiary or an obligor under this Indenture;

             (3) Mortgages in favor of the Company or any Restricted Subsidiary by a Restricted Subsidiary;

             (4) Mortgages (including the assignment of moneys due or to become due thereon) in favor of the United States of America or any state thereof, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments pursuant to any contract or provision of any statute;

             (5) Mortgages on property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price, construction cost, or development cost thereof or to secure any Debt incurred prior to, at the time of, or within 360 days after, the acquisition of such property or shares or Debts or the completion of any such construction or development for the purpose of financing all or any part of the purchase price or construction cost or development cost thereof;

             (6) Mortgages to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

             (7) any extension, renewal or refinancing (or successive extensions, renewals or refinancings), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (6), inclusive; provided, however, that (i) such extension, renewal or refinancing Mortgage shall be limited to all or part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed or refinanced (plus improvements on such property) and (ii) the principal amount of Debt secured by such Mortgage at such time is not increased; and

             (8) Mortgages for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor.

   SECTION 1006.  Limitation on Sale and Leaseback Transactions.

             The Company will not itself, and it will not permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Company or any such Restricted Subsidiary for a period, including renewals, in excess of three years of any Principal Property that has been or is to be sold or transferred, more than 360 days after the completion of construction and commencement of full operation thereof, by the Company or any such Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein referred to as a "Sale and Leaseback Transaction") unless either:

             (1) the Company or such Restricted Subsidiary could create Debt secured by a Mortgage pursuant to Section 1005 on the Principal Property to be leased back in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing the Securities, or

             (2) the Company or such Restricted Subsidiary within 120 days after the sale or transfer shall have been made by the Company or by any such Restricted Subsidiary, applies an amount equal to the net proceeds of the sale of the Principal Property sold and leased back pursuant to such arrangement to the retirement of Securities or Funded Debt of the Company or any of its Restricted Subsidiaries.

   SECTION 1007.  Waiver of Certain Covenants.

             The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 and 1006 with respect to the Securities of any series if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by the Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

   SECTION 1008.  Delivery of Certain Information.

             At any time the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the benefit of Holders from time to time of any of the Securities which are not registered under the Securities Act ("Exempt Securities"), upon request of a Holder of Exempt Securities, the Company will furnish or cause to be furnished at its expense Rule 144A Information to that Holder or to a prospective purchaser of the Exempt Security designated by that Holder, as the case may be, unless at that time (1) the Commission shall have waived such requirement in writing or otherwise taken the position that subsection 144A(d)(4)(i) does not apply to the Company or (2) the provision of such information shall no longer be required by law to effect resales under Rule 144A under the Securities Act or otherwise to effect resales without registration under the Securities Act. As used in this Section 1008 only, "Holder" shall include a holder of interest in a Global Security which is an Exempt Security and prospective purchaser of an Exempt Security shall include a prospective purchaser of an interest represented by a Global Security which is an Exempt Security.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


   SECTION 1101.  Applicability of Article.

             Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

   SECTION 1102.  Election to Redeem; Notice to Trustee.

             The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed, the Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest, if any (or, in the case of Original Issue Discount Securities, original issue discount) accrued to the date fixed for redemption will be paid as specified in such notice, and that on and after that date interest, if any, thereon or on the portions thereof to be redeemed (or, in the case of Original Issue Discount Securities, original issue discount) will cease to accrue. In the case of any redemption of such Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

   SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.

             If fewer than all the Securities of any series are to be redeemed (unless all of the Securities of such series issued on the same day with the same terms are to be redeemed), the particular Securities of such series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

             The Trustee shall promptly notify the Company and the Security Registrar (if other than the Trustee) in writing of the Securities selected for redemption and, in the case of any securities selected for partial redemption, the principal amount thereof to be redeemed.

             For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any such Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

   SECTION 1104.  Notice of Redemption.

             Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

             All notices of redemption shall state:

             (1)  the Redemption Date,

             (2)  the Redemption Price,

             (3) if fewer than all the Outstanding Securities of any series to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

             (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

             (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

             (6) that the redemption is for a sinking fund, if such is the case.

             Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

   SECTION 1105.  Deposit of Redemption Price.

             On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
   Section 1003) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

   SECTION 1106.  Securities Payable on Redemption Date.

             Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

             If any such Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium (if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in such Security.

   SECTION 1107.  Securities Redeemed in Part.

             Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS

   SECTION 1201.  Applicability of this Article.

             The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, if such sinking fund is established pursuant to Section 301, except as otherwise specified as contemplated by Section 301 for Securities of such series.

             The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in
   Section 1202. Each sinking fund payment made with respect to the Securities of any series shall be applied to the redemption of the Securities of such series as provided for by the terms of Securities of such series.

   SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.

             The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund, and the amount of such sinking fund payment shall be reduced accordingly. Such Securities shall first be applied to the sinking fund payment next due, and any excess shall be applied to the following sinking fund payments in the order they are due.

   SECTION 1203.  Redemption of Securities for Sinking Fund.

             Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered and credited.
   Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                                   DEFEASANCE

   SECTION 1301.  Applicability of Article; Company's Option to Effect
   Defeasance.

             If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by or pursuant to Board Resolution, at any time, with respect to such Securities of any series, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities of such series upon compliance with the conditions set forth in this Article Thirteen.

   SECTION 1302.  Defeasance and Discharge.

             Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in
   Section 1304 and as more fully set forth in such Section, payments in respect of the principal of, premium (if any), and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002, 1003 and Article Fourteen and with respect to the Trustee under Section 607, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder including pursuant to Section 607 hereof and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to such Securities.


   SECTION 1303.  Covenant Defeasance.

             Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 501(5), 1005 and 1006 and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance") and such Securities shall thereafter be deemed to be not "Outstanding" for the purpose of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 501(5), 1005 and 1006 or such other covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Sections 501(4), 501(5), 501(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

   SECTION 1304.  Conditions of Defeasance.

             The following shall be the conditions to application of either
   Section 1302 or Section 1303 to the Outstanding Securities of or within a series:

             (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
        (B) U.S. Government Obligations which through the scheduled payment of principal and interest, if any, in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of, premium (if any), and interest, if any, on such Securities, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of, premium (if any), and each installment of principal of, premium (if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

             (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default under Subsections 501(6) and (7) with respect to any other series of Securities, at any time during the period ending on the 123rd day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

             (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

             (4) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

             (5) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance has not occurred.

             (6) The Company delivers to the Trustee an Officer's Certificate stating that all conditions precedent to the defeasance and discharge of the Securities of such series as contemplated by this Article Thirteen have been satisfied.

   SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous.

             Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium (if any), and interest (if any), but such money need not be segregated from other funds except to the extend required by law.

             The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

             Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accounts expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

   SECTION 1306.  Reinstatement.

             If the Trustee or any Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article Thirteen by reason of any legal proceeding or by reason of any order or judgment of any court or government authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and Securities of the defeased series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or any Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article Thirteen.


                                ARTICLE FOURTEEN

                  REPURCHASE OF SECURITIES AT OPTION OF HOLDERS

   SECTION 1401.  Applicability of Article.

             Securities of any series which are repurchasable before their Stated Maturity at the option of the Holders shall be repurchasable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

   SECTION 1402.  Notice of Repurchase Date.

             Notice of any Repurchase Date with respect to Securities of any series shall, unless otherwise specified by the terms of the Securities of any series, be given by the Company not less than 45 nor more than 60 days prior to such Repurchase Date to each Holder of Securities of such series in accordance with Section 106.

             The notice as to Repurchase Date shall state:

             (1)  the Repurchase Date;

             (2)  the Repurchase Price;

             (3) the place or places where such Securities are to be surrendered for payment of the Repurchase Price and the date by which Securities must be so surrendered in order to be repurchased;

             (4) a description of the procedure which a Holder must follow to exercise a repurchase right; and

             (5) that exercise of the option to elect repurchase is irrevocable.

   No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right.

   SECTION 1403.  Deposit of Repurchase Price.

             On or prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
   Section 1003) an amount of money sufficient to pay the Repurchase Price of and (unless the Repurchase Date shall be an Interest Payment Date) accrued interest, if any, on all of the Securities of such series which are to be repurchased on that date.

   SECTION 1404.  Securities Payable on Repurchase Date.

             The form of option to elect repurchase having been delivered as specified in the form of Security for such series as provided in
   Section 201, the Securities of such series so to be repurchased shall, on the Repurchase Date, become due and payable at the Repurchase Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repurchase Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repurchase in accordance with said notice, such Security shall be paid by the Company at the Repurchase Price together with accrued interest to the Repurchase Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
   Section 307.

             If any such Security shall not be paid upon surrender thereof for repurchase, the principal (and premium, if any) shall, until paid, bear interest from the Repurchase Date at the rate prescribed therefor in such Security.

   SECTION 1405.  Securities Repurchased in Part.

             Any Security which by its terms may be repurchased in part at the option of the Holder and which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.


                                 ARTICLE FIFTEEN

                            CORPORATE OBLIGATION ONLY

   SECTION 1501.  Indenture and Securities Solely Corporate Obligations.

             No recourse under or upon any obligation, covenant or agreement contained in this Indenture, any supplemental indenture, or in any Security, because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future shareholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, shareholders, employees, officers or directors being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration of the issuance of the Securities.

             Firstar Trust Company hereby accepts the trusts in this Indenture upon the terms and conditions hereinabove set forth.

             IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                      GIDDINGS & LEWIS, INC.



                                      By:  /s/  Joseph R. Coppola
                                           Title:    Chairman and Chief
                                             Executive Officer



                                      Attest:   /s/  Richard C. Kleinfeldt
                                           Title:    Vice President Finance
                                            and Secretary



                                      FIRSTAR TRUST COMPANY
                                           as Trustee



                                      By:  /s/  Gene E. Ploeger
                                           Title:    Assistant Vice President



                                      Attest:   /s/  Yvonne Siira
                                           Title:    Assistant Secretary

   STATE OF WISCONSIN       )
                            ) SS.

   COUNTY OF FOND DU LAC    )

             On this 4th day of August, 1995, before me, a Notary Public and for said county and state, personally appeared J. R. Coppola and R. C. Kleinfeldt to me personally known and known to me to be the same persons who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That they are respectively the Chairman and Chief Executive Officer and Vice President Finance - Secretary of GIDDINGS & LEWIS, INC., the Wisconsin corporation described in and which executed the foregoing instrument; that said instrument was signed on behalf of the said corporation by authority of its Board of Directors; and they acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

             IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 4th day of August, 1995.


   [Notarial Seal]

                                      Notary Public  /s/ Samantha Inks
                                      My Commission Expires:   12/08/96


   STATE OF WISCONSIN       )
                            ) SS.
   COUNTY OF MILWAUKEE )

             On this 7th day of August, 1995, before me, a Notary Public and for said county and state, personally appeared Gene E. Ploeger and Yvonne Siira to me personally known and known to me to be the same persons who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That they are respectively the Assistant Vice President and Assistant Secretary of FIRSTAR TRUST COMPANY, a Wisconsin state banking corporation, described in and which executed the foregoing instrument; and that said instrument was signed on behalf of the said corporation by authority of its Board of Directors; and they acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

             IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 7th day of August, 1995.

   [Notarial Seal]

                                      Notary Public  /s/ Charles F. Pedersen
                                      My Commission Expires:   06/23/96